UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2005

ARCH CHEMICALS, INC.
(Exact name of registrant as specified in its charter)

Virginia	1-14601	06-1526315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Merritt 7, Norwalk, CT	06851
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (203) 229-2900

(N/A)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to Form 8-K amends the registrant’s Form 8-K filed February 11, 2005 to add a reference under Item 2.02 to the registrant’s earnings press release that was filed as Exhibit 99 to the original Form 8-K and referred to under Item 7.01. The reference in Item 2.02 was inadvertently omitted in the original filing.

Item 2.02 Results of Operations and Financial Condition.

On February 11, 2005, the registrant released the results of operations and financial condition for the three months and twelve months ended December 31, 2004. Attached as Exhibit 99, and incorporated herein by reference, is a copy of the registrant’s earnings press release dated February 11, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2005

ARCH CHEMICALS, INC.

By:	/s/ Louis S. Massimo
Name:	Louis S. Massimo
Title:	Executive Vice President and Chief Financial Officer

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